Premises and Equipment - Schedule of Premises and Equipment (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Land	$ 84,616	$ 84,438
Buildings	239,626	245,934
Furniture, fixtures and equipment	115,775	140,031
Total premises and equipment	440,017	470,403
Accumulated depreciation	(133,644)	(146,501)
Total premises and equipment, net	$ 306,373	$ 323,902